UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2008

SOLUTIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-13255	43-1781797
(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760
(Address of principal executive offices)	(Zip Code)

(314) 674-1000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information under “Issuance of Shares Upon Emergence” in Item 8.01 is incorporated into this Item 1.01 by reference.

Item 8.01 Other Events

This Current Report on Form 8-K is also being filed to include:

1.  An unaudited pro forma condensed combined statement of operations reflecting the combination of the historical condensed consolidated statement of operations for Solutia Inc. (“the Company” or “Solutia”) and Flexsys (as defined below), adjusted for certain effects of the Flexsys Acquisition (as defined below), the related financings, and the Crystex Purchase (as defined below).  On May 1, 2007, Solutia purchased Akzo Nobel’s stake in the Flexsys joint venture (“Flexsys”), a 50/50 rubber chemicals joint venture between Akzo Nobel and Solutia (the “Flexsys Acquisition”) for $213 million, subject to debt assumption and certain purchase price adjustments.  Contemporaneous with the closing of the Flexsys Acquisition, Flexsys purchased Akzo Nobel’s Crystex manufacturing operations (“Crystex Purchase”).

Solutia Inc.
Unaudited Pro Forma Condensed Combined Financial Information
(Dollars in millions)

On May 1, 2007, Solutia purchased Akzo Nobel’s stake in Flexsys, a 50/50 rubber chemicals joint venture between Akzo Nobel and Solutia for $213, subject to debt assumption and certain purchase price adjustments.  Contemporaneous with the closing of the Flexsys Acquisition, Flexsys purchased Akzo Nobel’s Crystex manufacturing operations in Japan for $25 and refinanced its existing $200 term and revolving credit facility to $225.  The Flexsys Acquisition was financed by $150 of funding under the Solutia amended DIP credit facility and additional funding through Flexsys.  The acquisition price after debt assumption and certain purchase price adjustments was $115.  Akzo Nobel and certain of its affiliates continue to provide services to Flexsys at certain sites shared by Flexsys and Akzo Nobel pursuant to services agreements entered into in connection with the Flexsys Acquisition.

The unaudited pro forma condensed combined financial information reflects the combination of the historical condensed consolidated statement of operations for Solutia and Flexsys, adjusted for certain effects of the Flexsys Acquisition, the related financings, and the Crystex Purchase.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007 gives effect to the transactions as if they had occurred on January 1, 2007.

The unaudited pro forma adjustments are based upon information, certain assumptions and the purchase price allocation utilized in our 2007 Annual Report on Form 10-K (“2007 Form 10-K”), as re-casted and filed with the Securities and Exchange Commission (“SEC”) in a Current Report on Form 8-K filed on July 25, 2008 with the SEC.  The acquisition was accounted for, and the pro forma condensed combined financial information has been prepared, using the purchase method of accounting.

These pro forma results should not be construed to be indicative of future results that actually would have occurred had the transactions occurred at the dates presented.  In addition, we have not assumed any cost savings or synergies that might occur related to these transactions.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007
(Dollars in millions)
(Unaudited)

					Adjustments
	Historical		Historical		for the		Pro Forma
	Solutia	{a}	Flexsys	{b}	Acquisition		Consolidated

Net Sales	$3,535		$214		$-		$3,749
Cost of goods sold	3,046		165		(5)	{c}	3,206
Gross Profit	489		49		5		543
Total marketing, administrative and technological expenses	297		15		(1)	{c}	311
Amortization of intangible assets	2		-		-		2
Operating Income	190		34		6		230
Equity earnings from affiliates	12		-		(12)	{d}	-
Interest expense	(134)		(1)		(2)	{e}	(137)
Other income (loss), net	34		(2)		-		32
Loss on debt modification	(7)		-		-		(7)
Reorganization items, net	(298)		-		-		(298)
Income (Loss) From Continuing Operations Before Income Tax Expense	(203)		31		(8)		(180)
Income tax expense	19		5		2	{f}	26
Income (Loss) From Continuing Operations	$(222)		$26		$(10)		$(206)

Basic and Diluted Loss From Continuing Operations Per Share	$(2.12)						$(1.97)

Basic and Diluted Weighted Average Shares Outstanding	104.5						104.5

See notes to the unaudited pro forma condensed combined statement of operations

Notes to the unaudited pro forma condensed combined statement of operations
(Dollars in millions)

{a} - Represents the historical condensed consolidated statement of operations of Solutia for the year ended December 31, 2007, included in Solutia's 2007 Form 10-K.

{b} - Represents the historical condensed combined statement of operations of Flexsys for the four months ended April 30, 2007.

{c} - To reduce depreciation expense to reflect lower asset values and updated estimated useful lives. The reduction of depreciation expense on depreciable assets is calculated as follows:

	Fair Value	Useful Life	Depreciation Post-Acquisition	Depreciation Pre-Acquisition	Depreciation Adjustment

Land	$13	N/A
Land improvments	1	21	-	-	-
Buildings and building improvements	29	21	-	-	-
Manufacturing equipment	144	8	6	11	(5)
Other equipment	3	2	-	1	(1)
Construction in process	37	N/A
Total	$227		$6	$12	$(6)

{d} - Represents adjustment to eliminate equity income recognized by Solutia related to Flexsys during the four months ended April 30, 2007.

{e} - The table below sets forth adjustments to interest expense resulting from the extinguishment of debt and issuance of new debt:

Interest expense on pro forma borrowings:
Flexsys term loan and revolver (1)	$2
Solutia amendment of DIP credit facility (2)	1
Total interest expense on pro forma borrowings	3

Less: historical Flexsys interest expense	(1)

Total adjustment to interest expense	$2

(1) Represents interest expense on the $73 refinancing of Flexsys' debt. The debt has a variable interest rate and was calculated using an average interest rate of 6.38% for the four months ended April 30, 2007.

(2) Represents interest expense on the $150 increase in the DIP credit facility to facilitate the Flexsys Acquisition. The debt has a variable interest rate and was calculated using an interest rate of 8.43% for the one month ended January 31, 2007.

{f} Represents the adjustment to income tax resulting from the pro forma adjustments in notes {c} - {e}. The adjustment is calculated as follows:

Adjustments on Flexsys pro forma transactions
Depreciation expense	$6
Interest on term loan and revolver	(2)
Historical interest expense	1
5
Flexsys effective tax rate	35%
Adjustment to income tax from Flexsys pro forma adjustments	2

Adjustment on Solutia pro forma transactions (1)	-
Total adjustment to income tax from pro forma adjustments	$2

(1) At April 30, 2007, the Company had substantial federal and state net operating losses available to offset taxable income. Because the U.S. legal entities owned by the Company operated under Chapter 11 of the US Bankruptcy Code until emergence from Chapter 11 on February 28, 2008, a valuation allowance has been recorded to reduce the deferred tax asset to zero. Since the pro forma adjustments that relate to Solutia affect these legal entities' operations, the tax effect of these adjustments is zero.

2.  An updated and corrected security ownership table which updates and corrects Exhibit 99.5 “Item 12: Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters in the 2007 Form 10-K” to the Company’s Current Report on 8-K filed on July 25, 2008 with the SEC.  The security ownership table reflects, among other things, Solutia’s emergence from Chapter 11 proceedings and describes the impact of the Company’s equity ownership on its agreements.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDERS MATTERS

On February 28, 2008 (the “Effective Date”) Solutia emerged from Chapter 11 proceedings and its common stock outstanding prior to such date was cancelled and new common stock was issued. For a description of the shares issued upon emergence see “Issuance of Shares Upon Emergence” below.

The following table sets forth, as of June 30, 2008, certain information concerning the beneficial holdings of (i) each director, (ii) each nominee for director, (iii) each executive officer named in our summary compensation table in our annual report on Form 10-K for the year ended December 31, 2007, (iv) each holder of more than five percent of our common stock and (v) all directors and executive officers as a group (based on 61,369,996 shares of common stock outstanding as of such date). Each of the persons named below has sole voting power and sole investment power with respect to the shares set forth opposite his or her name, except as otherwise noted. The share amounts indicated below include restricted shares and shares which may be acquired within 60 days (which includes common stock deliverable upon the exercise of warrants).

Beneficial Owners:	Number of Common Shares Beneficially Owned		Percentage of Class

Executive Officers and Directors:
Eugene I. Davis	5,770		*
Robert K. de Veer, Jr.	5,770		*
James P. Heffernan	8,770		*
W. Thomas Jagodinski	5,770		*
William T. Monahan	5,770		*
J. Patrick Mulcahy	6,969	(a)	*
Robert A. Peiser	5,770		*
Gregory C. Smith	5,770		*
Jeffry N. Quinn	450,812	(b)	*
James M. Sullivan	157,766	(c)	*
Luc De Temmerman	145,574	(d)	*
James R. Voss	112,991		*
Jonathon P. Wright	125,313		*
All executive officers and directors (17 persons)	1,181,871		1.9%

5% Stockholders**:
Highland Capital Management, L.P.(e)	4,700,565		7.7%
Harbinger Capital Partners Master Fund I, Ltd.(f)	12,032,149		19.6%
Harbinger Capital Partners Special Situations Fund, L.P.(f)	6,026,461		9.8%

(a)	The number of shares shown for Mr. Mulcahy includes 472 shares of Common Stock deliverable upon the exercise of Warrants.

(b)
The number of shares shown for Mr. Quinn includes 858 shares of Common Stock deliverable upon the exercise of Warrants. The number of shares shown also includes 115 shares of Common Stock and 858 shares of Common Stock deliverable upon the exercise of Warrants owned in trust by Mr. Quinn’s wife.

(c)	The number of shares shown for Mr. Sullivan includes 87 shares of Common Stock deliverable upon the exercise of Warrants.

(d)	The number of shares shown for Mr. De Temmerman includes 2 shares of Common Stock deliverable upon the exercise of Warrants.

(e)
This amount, which is disclosed in a report on Schedule 13G filed on March 6, 2008, is held as a group by Highland Capital Management, L.P., Strand Advisors, Inc. and James D. Dondero, Highland Capital

Management, L.P. may be deemed to beneficially own shares owned and/or held by and/or for the account of other persons, including its various investment funds. Additionally, Strand Advisers, Inc., as general partner of Highland Capital Management, L.P. may be deemed to control Highland Capital Management, L.P. and beneficially own securities owned by Highland Capital Management, L.P. James D. Dondero is the President and a director of, and may be deemed to control Strand Advisers, Inc. and beneficially own securities of Strand Advisers, Inc. The present principal occupation of James D. Dondero is serving as the President and a director of Highland Capital Management, L.P. The Company understands that as of July 23, 2008, Highland Capital Management, L.P. and its affiliates owned approximately 2.76 million shares of our common stock.

(f)
The shares attributed to Harbinger Capital Partners Master Fund I, Ltd., which are disclosed in a report on Schedule 13D/A filed with the SEC on  March 28, 2008,  may be deemed to be beneficially owned by Harbinger Capital Partners Offshore Manager, L.L.C. as investment manager of Harbinger Capital Partners Master Fund I, Ltd., and HMC Investors, L.L.C. as managing member of Harbinger Capital Partners Offshore Manager, L.L.C. The shares attributed to Harbinger Capital Partners Special Situations Fund, L.P. (“Special Situations Fund”) may be deemed to be beneficially owned by Harbinger Capital Partners Special Situations GP, LLC as general partner of Special Situations Fund and by HMC-New York, Inc. as the managing member of Harbinger Capital Partners Special Situations GP, LLC. Additionally, the shares held by Harbinger Capital Partners Master Fund I, Ltd. and Special Situations Fund may be deemed to be beneficially owned by (i) Harbert Management Corporation as managing member of HMC Investors, L.L.C. and as the parent of HMC-New York, Inc. and (ii) Philip Falcone as shareholder of Harbert Management Corporation, as portfolio manager of Harbinger Capital Partners Master Fund I, Ltd., and as portfolio manager of Special Situations Fund, as well as Raymond J. Harbert as shareholder of Harbert Management Corporation, and Michael D. Luce as shareholder of Harbert Management Corporation. The amount of shares held by Harbinger Capital Master Fund I, Ltd. includes 193,092 shares deliverable upon the exercise of warrants.

*	Less than 1%

**	This information is based solely upon filings made under Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and other information provided to Solutia Inc.

Ownership Impact on Company's agreements

The Company's Senior Secured Credit Facilities and the $400 million bridge facility provide, among other things, that it shall be an event of default if there is a "change of control."  A "change of control" of the Company is deemed to have occurred if: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act of 1934, except that such person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of voting stock representing 35% or more (or 40% or more in the case of any such "person" or "group" that was, on the effective date of Solutia’s emergence from Chapter 11 proceedings, the beneficial owner of 25% or more of such voting stock), (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election to the Board of Directors or whose nomination for election by the Company's shareholders was approved by a vote of the majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Company then in office; or (iii) at any time a "change of control" (or any other defined term having a similar purpose) occurs under any Material Indebtedness (as defined in the credit agreements).  Our indebtedness under the facilities could be accelerated upon an event of default.

The Company is party to a Toll Manufacturing Agreement with Phosphorus Derivatives Inc. ("PDI"). Under the Toll Manufacturing Agreement, PDI pays the Company a fee to manufacture, package and supply phosphorous pentasulfide exclusively for PDI at the Company's facility in Sauget, Illinois using raw materials and packaging provided by PDI.  The agreement may not be assigned by either party without the prior written consent of the other party.  A change in control, as such term is defined in the agreement, is deemed to be an assignment for purposes of the foregoing consent requirement.  A change in control is deemed to occur under the agreement if more than 35% of the equity securities or voting control of the equity securities or voting interest of a party is acquired by a single party or several parties acting in concert.

Issuance of Shares Upon Emergence

On the Effective Date, all existing shares of common stock of the Company outstanding prior to the Effective Date (the "Old Common Stock") were canceled pursuant to Solutia's Plan of Reorganization.  In satisfaction of creditor claims and stockholder interests, the Company issued (1) 29,024,446 shares of common stock, par value $0.01 per share (the "New Common Stock") to and for the benefit of its general unsecured creditors including noteholders; (2) 1,221,492 shares of New Common Stock to a retiree trust; (3) 597,500 shares of New Common Stock to holders of at least 175 shares of the Old Common Stock; (4) 15,936,703 shares of New Common Stock to general unsecured creditors and noteholders pursuant to the rights offering made to creditors, (5) 7,667,523 shares of New Common Stock to holders of at least 11 shares of Old Common Stock who participated in the equity rights offering, (6) 2,489,977 shares of New Common Stock, representing the shares of New Common Stock that were unsubscribed for in the equity rights offering, to Monsanto Company, and (7)  2,812,359 shares of New Common Stock to the backstop investors pursuant to a backstop agreement dated as of October 15, 2007 between the Company and such backstop investors which included Highland Crusader Holding Corporation, Longacre Fund Management, L.L.C., Merrill Lynch, Pierce, Fenner & Smith Incorporated, GMAM Investment Funds Trust II, ReCap International (Master) Ltd., Institutional Benchmarks Series (Master Feeder) Ltd., Southpaw Asset Management LP, and UBS Securities LLC.

The backstop agreement contains terms and conditions regarding the purchase by the backstop investors and also contains a restriction on Solutia from issuing shares of New Common Stock, subject to extensions.  On July 31, 2008, the Company and the requisite backstop investors amended the agreement to permit Solutia to, at any time, offer and sell directly or indirectly shares of its capital stock or any securities convertible into or exercisable or exchangeable for its capital stock so long as such securities are sold in an offering underwritten by one or more registered broker-dealers and/or to management or directors  pursuant to an  effective registration statement filed by the Company with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUTIA INC.
(Registrant)
/s/ Rosemary L. Klein
Senior Vice President, General Counsel and Secretary
Date: August 6, 2008